UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21308

Alger Global Focus Fund
(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
100 Pearl Street
New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

ALGER GLOBAL FOCUS FUND

SEMI-ANNUAL REPORT

APRIL 30, 2023 (UNAUDITED)

Alger is a signatory to the PRI and carbon neutral.

Table of Contents

ALGER GLOBAL FOCUS FUND

Shareholders’ Letter	1
Fund Highlights	7
Portfolio Summary	9
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Additional Information	34

Shareholders ’ Letter (Unaudited)	April 30, 2023

Dear Shareholders,

The Pendulum of Market Sentiment

“In the short run, the market is a voting machine but in the long run, it is a weighing machine.” – Benjamin Graham.

Stock prices may have fluctuated over the six month period ended April 30, 2023, mostly based on interest rate movements, but we agree with Graham that over the longer term, company earnings and cash flows ultimately determine stock prices. We believe the rise in interest rates and the corresponding decline in equity valuations are subsiding, leaving Graham’s proverbial scale to determine where stocks are headed. In the final two months of 2022, optimism surrounding the potential peak of the Federal Reserve Bank’s (Fed) tightening cycle was reinforced by lower-than-expected core Consumer Price Index (CPI) readings for both November and December. Persistent inflation, particularly in wages, remained a focal point for the Fed, and the inverted yield curve amplified fears of a policy misstep or a looming economic downturn. Fed Chairman Jerome Powell indicated in December 2022, that the institution would maintain its “higher-for-longer” approach for interest rates and projected a long-run terminal rate exceeding 5.0%, which sparked concerns about the sustainability of a stock market rebound.

The first quarter of 2023 saw a reversal in the bearish investor sentiment that had marked much of the previous year. In February, the Fed reduced the pace of rate hikes to 25 basis points (bps), after a 50 bps hike in December. Powell, acknowledging the disinflation trend, did not resist the easing of financial conditions, and U.S. Treasury yields fell during the first quarter. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows at the regional level. However, the Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to contain market concerns. These steps included announcing an emergency liquidity program, guaranteeing uninsured deposits at the impacted regional banks, and allowing some bank mergers and acquisitions to take place. At the end of March, the Fed raised rates by another 25 bps, bringing the Federal Funds rate to 5.0%. In April, U.S. Gross Domestic Product (GDP) grew 1.1%, missing the 2.0% forecast and falling from the prior quarter’s 2.6%, despite robust consumer spending.

Among non-U.S. equities, developed markets saw strong performance during the fiscal six-month period ended April 30, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and global supply chain bottlenecks seeing continued relief. As such, the MSCI EAFE Index was up 24.6%, driven by strong performance in the Financials and Industrials sectors, while the Real Estate and Energy sectors experienced relative weakness. From a broader perspective, the MSCI ACWI Index rose 13.0% during the fiscal six-month period, where the Communication Services and Information Technology sectors showed strong results, while the Health Care and Energy sectors saw weaker performance. Within Emerging Markets, notable strength was driven by China reopening its borders, and the MSCI Emerging Markets Index was up 16.5% during the fiscal six-month period. Strong performance within the Communication Services and Information Technology sectors was slightly offset by relative weakness in the Real Estate and Energy sectors.

During the fiscal six-month period, growth outperformed value, with the Russell 3000 Growth Index returning 10.8%, outperforming the Russell 3000 Value Index, which posted a return of 3.4% for the period. There was also a notable bifurcation between small- and large-cap stocks, where the -3.5% return of the Russell 2000 Index considerably underperformed the 7.2% return of the Russell 1000 Index during the fiscal six-month period.

Slow Dance into Recession

The Conference Board’s Index of Leading Economic Indicators (LEI) – a composite of economic information that includes housing, consumer confidence and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. The LEI fell into negative territory in August 2022, and as of March 2023, it shows a year-over-year decline of 7.8%.

Further, over the past thirteen tightening cycles, the United States has only achieved a soft landing (i.e., an economic slowdown without a recession) on three occasions (1984, 1994-1995 and 2020). In each of these instances, interest rates were increased by only 300 bps. As of April 30, 2023, the Fed has increased rates by approximately 500 bps since it began its hiking cycle in March 2022. If history is any guide, we find it unlikely that the Fed can successfully orchestrate a soft landing, given the Fed has now hiked well above the approximate “soft landing” rate increase of 300 bps.

Further challenging the ability for a soft landing is the lagged impact of the Fed’s aggressive tightening cycle. It is important to note the strong historical relationship between small bank lending standards and U.S. corporate business spending, known as capital expenditures. As bank lending standards tighten, fewer loans are made and companies’ cost of capital rises. As a result, companies reduce their capital projects, either due to a lack of funds or because the higher cost makes these projects less financially attractive. In our view, bank lending standards will likely continue to tighten and slow business capital expenditures, pressuring earnings for more economically sensitive companies that rely on capital expansion projects.

As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and is now in outright contraction for the first time since 1938, which is likely to slow economic activity. For these reasons, we believe the United States may have already entered a recession.

Going Forward

We continue to believe that unprecedented levels of innovation are creating compelling investment opportunities - corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is at an inflection point in our view, potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Global Focus Fund

The Alger Global Focus Fund returned 9.09% for the fiscal six-month period ended April 30, 2023, compared to the 12.97% return of the MSCI ACWI Index. During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Health Care and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corporation; Ferrari NV; ASML Holding NV; LVMH Moet Hennessy Louis Vuitton SE; and Insulet Corporation were among the top contributors to absolute performance.

ASML is the market leader in providing photolithography systems for the semiconductor industry. ASML’s cutting-edge technology is essential to the semiconductor manufacturing process of increasingly smaller and more powerful microchips, which are widely used in consumer electronics, telecommunications, automotive, and various other industries. Despite macroeconomic weakness, the company reported strong results during the period, where earnings came in better-than-expected. Further, management noted a robust order backlog, reflecting strong demand for Extreme Ultraviolet Lithography and raised fiscal 2023 revenue guidance well above analyst estimates.

Detractors from Performance

The Energy and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, VERBIO Vereinigte BioEnergie AG; Arezzo Industria e Comercio S.A.; Alfen NV; Teleperformance SA; and Banco BTG Pactual SA were among the top detractors from absolute performance.

VERBIO is a leading producer of the complete range of biofuels (biodiesel, bioethanol and biomethane) and byproducts at industrial scale. The company benefits from environmental protection tailwinds and an increasing effort to curb greenhouse gas emissions globally. Moreover, with biomethane serving as a direct substitute for natural gas, there is heightened investor focus on VERBIO’s ability to scale and serve as a solution to a potential energy crisis in Europe. During the period, shares detracted from performance as natural gas prices plummeted due to warmer-than-expected temperatures in Europe and the region’s ability to maintain high levels of gas storage throughout the winter. As a result, demand for biomethane slowed during the period, which negatively impacted company results.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Performance of the Fund represents the six-month period return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions.

The performance data quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of April 30, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal six-month period ended April 30, 2023.

Risk Disclosures

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for the Fund’s most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

•	The MSCI ACWI captures large- and mid-cap representation across developed markets and emerging markets countries. The index covers approximately 85% of the global equity opportunity set.

•	The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

•	The MSCI Emerging Markets Index captures large-and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

•	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

•	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment.

•	The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

•	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

•	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, un-biased, and stable barometer of the growth opportunities within the broad market.

•	The Russell 3000 Index measures the performance of the largest 3,000 US companies of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market

•	The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

•	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Microcap companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

•	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges.

ALGER GLOBAL FOCUS FUND

Fund Highlights Through April 30, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Global Focus Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named Alger Global Growth Fund. Prior to May 31, 2013, the Fund was named Alger China-U.S. Growth Fund and followed different investment strategies. Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Global Focus Fund Class A shares and the MSCI ACWI Index include reinvestment of dividends. Figures for the Alger Global Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Global Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL FOCUS FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class A	(7.65)%	2.73%	5.97%
Class C	(4.26)%	3.07%	5.75%
MSCI ACWI Index	2.59%	7.56%	8.47%

			Since
	1 YEAR	5 YEARS	Inception
Class I (Inception 5/31/13)	(2.33)%	4.14%	6.76%
Class Z (Inception 5/31/13)	(2.07)%	4.34%	6.98%
MSCI ACWI Index	2.59%	7.56%	8.57%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers, and before August 15, 2018 was named “Alger Global Growth Fund”. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund” and followed different investment strategies. Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

April 30, 2023 (Unaudited)

Alger Global Focus
COUNTRY	Fund
Australia	1.8%
Brazil	3.0
China	7.2
France	8.3
Germany	3.6
Hong Kong	2.2
India	4.1
Ireland	2.4
Italy	5.6
Japan	2.6
Mexico	2.3
Netherlands	8.3
Norway	1.3
Spain	1.8
Switzerland	1.9
United Kingdom	2.2
United States	39.6
Cash and Net Other Assets	1.8
100.0%

†	Based on net assets for the Fund.

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—98.2%	SHARES	VALUE
AUSTRALIA—1.8%
HEALTHCARE TECHNOLOGY—1.8%
Pro Medicus Ltd.	8,100	$332,505
(Cost $261,436)
BRAZIL—3.0%
DIVERSIFIED BANKS—1.6%
NU Holdings Ltd., Cl. A*	60,000	309,600
FOOTWEAR—1.4%
Arezzo Industria e Comercio SA	19,100	254,194
TOTAL BRAZIL
(Cost $552,426)		563,794
CHINA—7.2%
AUTOMOBILE MANUFACTURERS—2.8%
BYD Co., Ltd., Cl. H	17,014	515,971
BROADLINE RETAIL—1.2%
Alibaba Group Holding Ltd.#,*	2,750	232,897
HOTELS RESORTS & CRUISE LINES—1.8%
Trip.com Group Ltd.#,*	9,600	340,896
RESTAURANTS—1.4%
Meituan, Cl. B*	15,400	263,193
TOTAL CHINA
(Cost $1,379,103)		1,352,957
FRANCE—8.3%
APPAREL ACCESSORIES & LUXURY GOODS—2.7%
LVMH Moet Hennessy Louis Vuitton SE	525	504,988
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Teleperformance	1,600	319,769
LIFE SCIENCES TOOLS & SERVICES—2.1%
Eurofins Scientific SE	5,550	387,666
OIL & GAS STORAGE & TRANSPORTATION—1.8%
Gaztransport Et Technigaz SA	3,165	338,469
TOTAL FRANCE
(Cost $1,175,983)		1,550,892
GERMANY—3.6%
AEROSPACE & DEFENSE—2.3%
Hensoldt AG	11,200	420,057
OIL & GAS REFINING & MARKETING—1.3%
VERBIO Vereinigte BioEnergie AG	6,728	250,577
TOTAL GERMANY
(Cost $618,554)		670,634
HONG KONG—2.2%
APPAREL ACCESSORIES & LUXURY GOODS—2.2%
Samsonite International SA*	130,000	411,950
(Cost $382,183)

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—98.2% (CONT.)	SHARES	VALUE
INDIA—4.1%
DIVERSIFIED BANKS—2.5%
HDFC Bank Ltd.#	6,800	$474,640
HOTELS RESORTS & CRUISE LINES—1.6%
MakeMyTrip Ltd.*	12,400	290,656
TOTAL INDIA
(Cost $859,693)		765,296
IRELAND—2.4%
PACKAGED FOODS & MEATS—2.4%
Kerry Group PLC, Cl. A	4,300	452,896
(Cost $482,357)
ITALY—5.6%
APPAREL ACCESSORIES & LUXURY GOODS—2.0%
Moncler SpA	5,003	371,128
AUTOMOBILE MANUFACTURERS—3.6%
Ferrari NV	2,400	668,736
TOTAL ITALY
(Cost $541,520)		1,039,864
JAPAN—2.6%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.6%
Keyence Corp.	1,100	496,125
(Cost $393,302)
MEXICO—2.3%
AIRPORT SERVICES—2.3%
Grupo Aeroportuario del Centro Norte SAB de CV	38,700	424,597
(Cost $364,768)
NETHERLANDS—8.3%
HEAVY ELECTRICAL EQUIPMENT—2.0%
Alfen Beheer BV*	4,575	370,160
SEMICONDUCTOR MATERIALS & EQUIPMENT—3.8%
ASML Holding NV	1,116	708,228
TRANSACTION & PAYMENT PROCESSING SERVICES—2.5%
Adyen NV*	290	465,987
TOTAL NETHERLANDS
(Cost $1,534,915)		1,544,375
NORWAY—1.3%
ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Aker Carbon Capture ASA*	235,219	241,362
(Cost $542,265)
SPAIN—1.8%
BIOTECHNOLOGY—1.8%
Grifols SA#,*	44,000	328,240
(Cost $502,296)

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—98.2% (CONT.)	SHARES	VALUE
SWITZERLAND—1.9%
SPECIALTY CHEMICALS—1.9%
Sika AG	1,300	$359,090
(Cost $235,515)
UNITED KINGDOM—2.2%
FINANCIAL EXCHANGES & DATA—2.2%
London Stock Exchange Group PLC	3,850	404,192
(Cost $350,687)
UNITED STATES—39.6%
APPLICATION SOFTWARE—7.9%
Adobe, Inc.*	643	242,771
Intuit, Inc.	1,900	843,505
Salesforce, Inc.*	1,950	386,822
		1,473,098
BROADLINE RETAIL—3.6%
Amazon.com, Inc.*	6,400	674,880
CONSUMER FINANCE—4.0%
American Express Co.	4,600	742,164
FINANCIAL EXCHANGES & DATA—4.2%
MSCI, Inc., Cl. A	1,635	788,806
HEALTHCARE EQUIPMENT—3.8%
Insulet Corp.*	2,200	699,688
MOVIES & ENTERTAINMENT—3.7%
The Walt Disney Co.*	6,750	691,875
OIL & GAS EQUIPMENT & SERVICES—2.7%
Schlumberger Ltd.	10,200	503,370
PHARMACEUTICALS—4.1%
Eli Lilly & Co.	1,950	771,927
SYSTEMS SOFTWARE—5.6%
Microsoft Corp.	3,425	1,052,365
TOTAL UNITED STATES
(Cost $5,431,210)		7,398,173
TOTAL COMMON STOCKS
(Cost $15,608,213)		18,336,942

PREFERRED STOCKS—0.0%	SHARES	VALUE
UNITED STATES—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	33,858	—
(Cost $152,361)
Total Investments
(Cost $15,760,574)	98.2%	$18,336,942
Affiliated Securities (Cost $152,361)		—
Unaffiliated Securities (Cost $15,608,213)		18,336,942
Other Assets in Excess of Liabilities	1.8%	329,517
NET ASSETS	100.0%	$18,666,459

#	American Depositary Receipts.

ALGER GLOBAL FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Prosetta Biosciences, Inc., Series D	2/6/15	$152,361	0.40%	$0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities April 30, 2023 (Unaudited)

	Alger Global Focus
	Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$18,336,942
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	—
Cash and cash equivalents	342,290
Foreign cash †	3,443
Receivable for investment securities sold	9
Receivable for shares of beneficial interest sold	440
Dividends and interest receivable	42,663
Receivable from Investment Manager	10,477
Prepaid expenses	116,501
Total Assets	18,852,765

LIABILITIES:
Payable for investment securities purchased	84,232
Payable for shares of beneficial interest redeemed	24,914
Accrued investment advisory fees	12,318
Accrued distribution fees	3,670
Accrued shareholder administrative fees	237
Accrued administrative fees	423
Accrued professional fees	29,595
Accrued transfer agent fees	7,668
Accrued fund accounting fees	5,441
Accrued printing fees	5,243
Accrued custodian fees	814
Accrued trustee fees	35
Accrued tax payable	10,845
Accrued other expenses	871
Total Liabilities	186,306
NET ASSETS	$18,666,459

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	16,552,172
Distributable earnings	2,114,287
NET ASSETS	$18,666,459
* Identified cost	$15,608,213	(a)
** Identified cost	$152,361	(a)
† Cost of foreign cash	$3,443

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

Alger Global Focus
Fund

NET ASSETS BY CLASS:
Class A	$14,921,602
Class C	$651,122
Class I	$192,253
Class Z	$2,901,482

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	618,372
Class C	29,573
Class I	8,183
Class Z	115,904

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$24.13
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$25.47
Class C — Net Asset Value Per Share Class C	$22.02
Class I — Net Asset Value Per Share Class I	$23.49
Class Z — Net Asset Value Per Share Class Z	$25.03

See Notes to Financial Statements.

(a) At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $15,793,481, amounted to $2,543,461 which consisted of aggregate gross unrealized appreciation of $4,017,753 and aggregate gross unrealized depreciation of $1,474,292.

ALGER GLOBAL FOCUS FUND

Statement of Operations for the six months ended April 30, 2023 (Unaudited)

Alger Global Focus
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$77,655
Interest	6,215
Total Income	83,870

EXPENSES:
Investment advisory fees — Note 3(a)	72,597
Distribution fees — Note 3(c)
Class A	18,011
Class C	3,657
Class I	283
Shareholder administrative fees — Note 3(f)	1,399
Administration fees — Note 3(b)	2,496
Professional fees	27,764
Registration fees	27,570
Fund accounting fees	26,472
Transfer agent fees — Note 3(f)	7,599
Printing fees	5,341
Custodian fees	3,641
Trustee fees — Note 3(g)	433
Accrued taxes	3,593
Other expenses	5,147
Total Expenses	206,003
Less, expense reimbursements/waivers — Note 3(a)	(74,446)
Net Expenses	131,557
NET INVESTMENT LOSS	(47,687)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	259,688
Net realized (loss) on foreign currency transactions	(3,879)
Net change in unrealized appreciation on unaffiliated investments	1,387,738
Net change in unrealized appreciation on foreign currency	2,411
Net realized and unrealized gain on investments and foreign currency	1,645,958
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,598,271
* Foreign withholding taxes	$8,046

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statements of Changes in Net Assets (Unaudited)

	Alger Global Focus Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(47,687)	$(223,891)
Net realized gain (loss) on investments and foreign currency	255,809	(483,232)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,390,149	(10,085,243)
Net increase (decrease) in net assets resulting from operations	1,598,271	(10,792,366)

Dividends and distributions to shareholders:
Class A	—	(1,963,744)
Class C	—	(161,011)
Class I	—	(33,673)
Class Z	—	(884,100)
Total dividends and distributions to shareholders	—	(3,042,528)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(235,505)	874,160
Class C	(243,164)	(345,615)
Class I	(118,813)	75,410
Class Z	(179,508)	(4,488,597)
Net decrease from shares of beneficial interest transactions — Note 6	(776,990)	(3,884,642)
Total increase (decrease)	821,281	(17,719,536)

Net Assets:
Beginning of period	17,845,178	35,564,714
END OF PERIOD	$18,666,459	$17,845,178
See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$22.12	$36.67	$26.21	$21.37	$21.88	$24.76
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.26)	(0.31)	(0.16)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	2.08	(11.10)	10.77	5.62	1.36	(1.86)
Total from investment operations	2.01	(11.36)	10.46	5.46	1.24	(1.90)
Dividends from net investment income	—	—	—	(0.62)	(0.14)	(0.98)
Distributions from net realized gains	—	(3.19)	—	—	(1.61)	—
Net asset value, end of period	$24.13	$22.12	$36.67	$26.21	$21.37	$21.88
Total return(iii)	9.09%	(33.73)%	39.91%	26.08%	6.84%	(8.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,922	$13,900	$22,407	$16,703	$14,967	$15,679
Ratio of gross expenses to average net assets	2.29%	2.06%	1.73%	2.19%	2.50%	2.19%
Ratio of expense reimbursements to average net assets	(0.79)%	(0.56)%	(0.23)%	(0.69)%	(1.08)%	(0.69)%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.42%	1.50%
Ratio of net investment loss to average net assets	(0.58)%	(0.99)%	(0.97)%	(0.69)%	(0.60)%	(0.18)%
Portfolio turnover rate	24.50%	36.86%	64.10%	102.71%	224.06%	217.51%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$20.26	$34.09	$24.54	$20.05	$20.65	$23.41
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.14)	(0.43)	(0.50)	(0.31)	(0.26)	(0.22)
Net realized and unrealized gain (loss) on investments	1.90	(10.21)	10.05	5.27	1.27	(1.74)
Total from investment operations	1.76	(10.64)	9.55	4.96	1.01	(1.96)
Dividends from net investment income	—	—	—	(0.47)	—	(0.80)
Distributions from net realized gains	—	(3.19)	—	—	(1.61)	—
Net asset value, end of period	$22.02	$20.26	$34.09	$24.54	$20.05	$20.65
Total return(iii)	8.69%	(34.21)%	38.86%	25.17%	6.00%	(8.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$651	$831	$1,922	$1,910	$2,241	$2,844
Ratio of gross expenses to average net assets	3.12%	2.78%	2.43%	2.96%	3.30%	2.94%
Ratio of expense reimbursements to average net assets	(0.87)%	(0.53)%	(0.24)%	(0.71)%	(1.13)%	(0.69)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.19%	2.25%	2.17%	2.25%
Ratio of net investment loss to average net assets	(1.35)%	(1.73)%	(1.66)%	(1.42)%	(1.35)%	(0.94)%
Portfolio turnover rate	24.50%	36.86%	64.10%	102.71%	224.06%	217.51%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$21.51	$35.66	$25.42	$20.79	$21.27	$24.05
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.19)	(0.21)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	2.02	(10.77)	10.45	5.45	1.32	(1.77)
Total from investment operations	1.98	(10.96)	10.24	5.37	1.26	(1.78)
Dividends from net investment income	—	—	—	(0.74)	(0.13)	(1.00)
Distributions from net realized gains	—	(3.19)	—	—	(1.61)	—
Net asset value, end of period	$23.49	$21.51	$35.66	$25.42	$20.79	$21.27
Total return(iii)	9.21%	(33.55)%	40.23%	26.55%	7.18%	(7.77)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$192	$286	$376	$546	$466	$714
Ratio of gross expenses to average net assets	2.33%	2.03%	1.70%	2.18%	2.63%	2.19%
Ratio of expense reimbursements to average net assets	(1.08)%	(0.78)%	(0.49)%	(1.03)%	(1.51)%	(0.94)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.21%	1.15%	1.12%	1.25%
Ratio of net investment loss to average net assets	(0.37)%	(0.73)%	(0.68)%	(0.35)%	(0.28)%	(0.04)%
Portfolio turnover rate	24.50%	36.86%	64.10%	102.71%	224.06%	217.51%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Global Focus Fund	Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2023(i)	10/31/2022	10/31/2021	10/31/2020	10/31/2019	10/31/2018
Net asset value, beginning of period	$22.89	$37.65	$26.78	$21.89	$22.37	$25.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	(0.15)	(0.15)	(0.04)	(0.03)	0.05
Net realized and unrealized gain (loss) on investments	2.15	(11.42)	11.02	5.74	1.39	(1.90)
Total from investment operations	2.14	(11.57)	10.87	5.70	1.36	(1.85)
Dividends from net investment income	—	—	—	(0.81)	(0.23)	(1.04)
Distributions from net realized gains	—	(3.19)	—	—	(1.61)	—
Net asset value, end of period	$25.03	$22.89	$37.65	$26.78	$21.89	$22.37
Total return(iii)	9.35%	(33.38)%	40.54%	26.76%	7.33%	(7.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,901	$2,828	$10,860	$3,346	$2,718	$4,857
Ratio of gross expenses to average net assets	1.95%	1.65%	1.42%	1.86%	2.35%	2.01%
Ratio of expense reimbursements to average net assets	(0.96)%	(0.66)%	(0.43)%	(0.87)%	(1.38)%	(0.92)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.97%	1.09%
Ratio of net investment income (loss) to average net assets	(0.06)%	(0.53)%	(0.44)%	(0.19)%	(0.12)%	0.21%
Portfolio turnover rate	24.50%	36.86%	64.10%	102.71%	224.06%	217.51%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

Alger Global Focus Fund (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries.

The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares are generally sold to institutional investors and are sold without an initial or deferred sales charge. Class Z shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (the “Board”). Investments held by the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Fund to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Fund. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market funds and short-term securities held by the Fund having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Fund may significantly differ from the valuations that would have been assigned by the Fund had there been an active market for such securities.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e) Forward Foreign Exchange Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Fund’s tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Global Focus Fund(a)	0.80%	0.70%	0.80%

(a) Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through February 28, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

Prior to April 1, 2023, Alger Management had contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, if applicable) in order for the total annual fund operating expenses to not exceed certain rates, based on average net assets.

									FEES WAIVED /
									REIMBURSED FOR
									THE SIX MONTHS
			CLASS						ENDED
	A		C		I		Z		APRIL 30, 2023
Alger Global Focus Fund	0.70	%(a)	1.45	%(b)	0.45	%(c)	0.19	%(d)	$74,446

(a) Prior to April 1, 2023, total annual fund operating expenses for Alger Global Focus Fund, Class A shares, could not exceed 1.50%.

(b) Prior to April 1, 2023, total annual fund operating expenses for Alger Global Focus Fund, Class C shares, could not exceed 2.25%.

(c) Prior to April 1, 2023, total annual fund operating expenses for Alger Global Focus Fund, Class I shares, could not exceed 1.25%.

(d) Prior to April 1, 2023, total annual fund operating expenses for Alger Global Focus Fund, Class Z shares, could not exceed 0.99%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, the Fund will only make repayments to the Investment Manager if such repayment does not cause the Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) the Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the period ended April 30, 2023, there were no recoupments made to the Investment Manager.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c) Distribution/Shareholder Servicing Fees: The Fund has adopted distribution plans for its Class A, Class C and Class I shares pursuant to which the Fund pays Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Fund’s shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Sales Charges: Sales of shares of the Fund may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund. For the six months ended April 30, 2023, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT
DEFERRED SALES
CHARGES
Alger Global Focus Fund	$3

(e) Brokerage Commissions: During the six months ended April 30, 2023, the Fund paid Alger LLC $360 in connection with securities transactions.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Fund’s transfer agent, and for other related services. The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets for the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2023, Alger Management charged back $3,188 to the Fund for these services, which are included in transfer agent fees in the accompanying Statement of Operations.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g) Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, The Alger Portfolios and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Fund may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the six months ended April 30, 2023.

(i) Interfund Loans: The Fund, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, the Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Fund. There were no interfund loans outstanding as of the period ended April 30, 2023.

There were no interfund loan interest expenses incurred by the Fund during the six months ended April 30, 2023.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2023, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	C	I	Z
Alger Global Focus Fund	—	—	—	16,199

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities and short-term securities, for the six months ended April 30, 2023:

	PURCHASES	SALES
Alger Global Focus Fund	$4,405,658	$5,339,938

NOTE 5 — Borrowings:

The Fund may borrow from Brown Brothers Harriman & Co., the Fund’s custodian (the “Custodian”), on an uncommitted basis. The Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Fund may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2023, the Fund had no borrowings from the Custodian and other funds in the Alger Fund Complex.

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the six months ended April 30, 2023, and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2023		OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Focus Fund
Class A:
Shares sold	8,187	$188,561	24,680	$714,716
Shares converted from Class C	16	382	35	947
Dividends reinvested	—	—	57,047	1,844,318
Shares redeemed	(18,242)	(424,448)	(64,398)	(1,685,821)
Net increase (decrease)	(10,039)	$(235,505)	17,364	$874,160
Class C:
Shares sold	701	$14,677	414	$10,495
Shares converted to Class A	(18)	(382)	(38)	(947)
Dividends reinvested	—	—	5,401	161,011
Shares redeemed	(12,109)	(257,459)	(21,153)	(516,174)
Net decrease	(11,426)	$(243,164)	(15,376)	$(345,615)
Class I:
Shares sold	226	$5,029	5,193	$125,364
Dividends reinvested	—	—	1,073	33,673
Shares redeemed	(5,333)	(123,842)	(3,525)	(83,627)
Net increase (decrease)	(5,107)	$(118,813)	2,741	$75,410
Class Z:
Shares sold	12,108	$275,493	19,269	$658,261
Dividends reinvested	—	—	24,862	828,146
Shares redeemed	(19,767)	(455,001)	(208,986)	(5,975,004)
Net decrease	(7,659)	$(179,508)	(164,855)	$(4,488,597)

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 7 — Income Tax Information:

At October 31, 2022, the Fund, for federal income tax purposes, had capital loss carryforwards of $478,794.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, tax treatment of partnership investments, realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Fund accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2023 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

Alger Global Focus Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$691,875		$691,875	$—	$—
Consumer Discretionary	4,529,489		2,462,259	2,067,230	—
Consumer Staples	452,896		—	452,896	—
Energy	1,092,416		503,370	589,046	—
Financials	3,185,389		2,315,210	870,179	—
Healthcare	2,520,026		1,799,855	720,171	—
Industrials	1,775,945		424,597	1,351,348	—
Information Technology	3,729,816		2,525,463	1,204,353	—
Materials	359,090		—	359,090	—
TOTAL COMMON STOCKS	$18,336,942		$10,722,629	$7,614,313	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
TOTAL INVESTMENTS IN SECURITIES	$18,336,942		$10,722,629	$7,614,313	$—

*	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Focus Fund	Preferred Stocks
Opening balance at November 1, 2022	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

* Includes securities that are fair valued at zero.

**Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about the Fund’s Level 3 fair value measurements of the Fund’s investments as of April 30, 2023. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Fund’s fair value measurements.

	Fair Value		Valuation	Unobservable		Weighted
	April 30, 2023		Methodology	Input	Range/Input	Average Inputs
Alger Global Focus Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of April 30, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents	$345,733	$3,443	$342,290	$—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivative instruments held by the Fund throughout the period or as of April 30, 2023.

NOTE 10 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

NOTE 11 — Affiliated Securities:

During the six-month period ended April 30, 2023, as disclosed in the following table, the Fund held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the Fund for purposes of the 1940 Act. Transactions during the six-month period ended April 30, 2023 with such affiliated persons are summarized below.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Shares			Shares			Net Change
	Held at			Held at			in	Value at
	October 31,	Shares	Shares	April 30,	Dividend	Realized	Unrealized	April 30,
Security	2022	Purchases	Sold	2023	Income	Gain (Loss)	App(Dep)	2023
Alger Global Focus Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	33,858	—	—	33,858	$—	$—	$—	$—	*
Total					$—	$—	$—	$—	*

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Fund because the Fund and Prosetta Biosciences, Inc., Series D are under common control.

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to April 30, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2022 and ending April 30, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2022	April 30, 2023	April 30, 2023(a)	April 30, 2023(b)
Alger Global Focus Fund
Class A	Actual	$1,000.00	$1,033.40	$7.56	1.50%
	Hypothetical(c)	1,000.00	1,017.36	7.50	1.50
Class C	Actual	1,000.00	1,076.90	11.59	2.25
	Hypothetical(c)	1,000.00	1,013.64	11.23	2.25
Class I	Actual	1,000.00	1,092.10	6.48	1.25
	Hypothetical(c)	1,000.00	1,018.60	6.26	1.25
Class Z	Actual	1,000.00	1,093.50	5.14	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and

•   Account balances and

•   Transaction history and

•   Purchase history and

•   Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or

•  Make deposits or withdrawals from your account or

•  Give us your contact information or

•  Provide account information or

•  Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

•  sharing for affiliates’ everyday business purposes – information about your credit worthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable. The Fund files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Fund’s policies and procedures regarding such disclosure. These agreements must be approved by the Fund’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Fund at (800) 992-3863 to obtain such information.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board met on December 6, 2022 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Fund with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2021 through November 30, 2022 (the “Review Period”).

The Report stated that the Committee assessed the Fund’s liquidity risk by considering qualitative factors such as the Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Fund, concluded that the Fund remained primarily highly liquid. The Report stated that during the Reporting Period, the Committee approved updated liquidity parameters for the Fund based on discussions with ICE, certain other third parties, and internal groups at Alger Management relating to RATS and average daily trading volumes in normal and stressed conditions for the various market capitalizations of holdings in the Fund.

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Fund’s LRMP was operating effectively and adequately with respect to the Fund and has been effectively implemented during the Review Period.

ALGER GLOBAL FOCUS FUND

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Global Focus Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AGSAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)          A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)          Not Applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable
(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Focus Fund

By:	/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 21, 2023

By:	/s/ Michael D. Martins
Michael D. Martins
Principal Financial Officer

Date: June 21, 2023